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                                                                    Exhibit 3.21

                          CERTIFICATE OF INCORPORATION

                                       OF

                             GRAFF PAY-PER-VIEW INC.

 Under Section 402 Of The Business Corporation Law It Is Hereby Certified That:

     1.   The name of the corporation is

                             GRAFF PAY-PER-VIEW INC.

     2. The purpose or purposes for which the corporation is formed as follows, to wit:

To engage in-any lawful act or activity for which corporations may be formed under the Business Corporation Law. The corporation is not formed to engage in any act or activity requiring the consent or approval of any state official, department, board, agency or other body without such consent or approval first being obtained.

To own operate, manage, acquire and deal in property, real and personal, which may be necessary to the conduct of the business.

The corporation shall have all of the powers enumerated in Section 202 of the Business Corporation Law, subject to any limitations provided in the Business Corporation Law or any other statute in the State of New York.

     3. The county in which the office of the corporation is to be located in the State of New York is: New York

     4. The aggregate number of shares which the corporation shall have authority to issue is 200 shares, no par value.

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     5.   The Secretary of State is designated as agent of the corporation upon whom process against it may be served. The post office address to which the Secretary of State shall mail a copy of any process against the corporation served upon him is:

          Mark & Phillips
          432 Park Avenue South, Suite 1115
          New York, New York  10016

     IN WITNESS WHEREOF, the undersigned incorporator, being at least eighteen-years of age, has executed and signed this Certificate of Incorporation this 20th day of August, 1987.

                                                /s/ Elizabeth A. McNally
                                                ------------------------------
                                                Elizabeth A. McNally
                                                333 Rensselaer Street
                                                Albany, New York  12202

STATE OF NEW YORK        )
                         )ss.
COUNTY OF ALBANY         )

     On this 20th day of August, 1987, before me personally came Elizabeth A. McNally to me known to be the individual described in and who executed the foregoing instrument, and she duly acknowledged to me that she executed the same.

Barbara Kinnaw
NOTARY PUBLIC, STATE OF NEW YORK
No. 4720956
Qualified in Albany County
Term Expires May 31, 1988                       /s/ Barbara Kinnaw
                                                ------------------------------

                                        2
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                            CERTIFICATE OF AMENDMENT

                       OF THE CERTIFICATE OF INCORPORATION

                                       OF

                             GRAFF PAY-PER-VIEW INC.

                UNDER SECTION 805 OF THE BUSINESS CORPORATION LAW

     WE, THE UNDERSIGNED, Mark Graff and Leland H. Nolan, being respectively the president and the secretary of GRAFF PAY-PER-VIEW INC. hereby certify:

     1.   The name of the corporation is GRAFF PAY-PER-VIEW INC.

     2. The certificate of incorporation of said corporation was filed by the Department of State on the 21st day of August, 1987.

     3. To effect the foregoing, Article I relating to name the of the corporation is amended to read as follows:

     FIRST: The name of this corporation is GRAFF NEW YORK PAY-PER-VIEW INC.

     4. The amendment was authorized by Unanimous Written Consent of the Board of Directors followed by Unanimous. Written Consent of the Sole Shareholder.

     IN WITNESS WHEREOF, we have signed this certificate on the 15th day of August, 1991 and we affirm the statements contained therein as true under penalties of perjury.

                                                /s/ Mark Graff
                                                ------------------------------
                                                Mark Graff - President


                                                /s/ Leland H. Nolan
                                                ------------------------------
                                                Leland H. Nolan - Secretary

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                            CERTIFICATE OF AMENDMENT

                                     of the

                          CERTIFICATE OF INCORPORATION

                                       of

                        GRAFF NEW YORK PAY-PER-VIEW INC.

           UNDER SECTION 805 OF THE NEW YORK BUSINESS CORPORATION LAW

     The undersigned, being the President and Secretary of GRAFF NEW YORK PAY-PER-VIEW INC., do hereby certify and set forth:

     1.   The name of the Corporation is GRAFF NEW YORK PAY-PER-VIEW INC.

     2. The Certificate of Incorporation of GRAFF NEW YORK PAY-PER-VIEW INC. was filed in the office of the Department of State of New York on the 21st day of August, 1987.

     3. The Certificate of Incorporation of GRAFF PAY-PER-VIEW INC. is hereby amended pursuant to Section 805 of the New York Business Corporation Law to amended Paragraph FIRST thereto, to read in its entirety as follows:

     FIRST:  The name of the Corporation is SPICE, INC.

     4. This amendment to the Certificate of Incorporation of GRAFF NEW YORK PAY-PER-VIEW INC. was first authorized by the Board of Directors and followed by the approval of the holder of all of the issued and outstanding shares of GRAFF NEW YORK PAY-PER-VIEW INC. acting in written unanimous consent.

     IN WITNESS WHEREOF, the undersigned have executed and signed this Certificate of Amendment this 12th day of May, 1992.

                                                /s/ Mark Graff
                                                ------------------------------
                                                MARK GRAFF, President


                                                /s/ Leland H. Nolan
                                                ------------------------------
                                                LELAND H. NOLAN, Secretary

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STATE OF NEW YORK        )
                         )ss.:
COUNTY OF NEW YORK       )

     MARK GRAFF, being first duly sworn, deposes and says that he is the President of GRAFF NEW YORK PAY-PER-VIEW INC., that he has read the foregoing certificate and knows the contents thereof and that the statements contained therein are true.

                                                /s/ Mark Graff
                                                ------------------------------
                                                MARK GRAFF

Sworn to before me this

12th day of May, 1992.


/s/ Daniel J. Barsky
---------------------------
Notary Public


[SEAL]

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                              CERTIFICATE OF CHANGE

                                       OF

                                   SPICE, INC.

               Under Section 805-A of the Business Corporation Law

     We, the undersigned, Mark Graff and Robert Ragusa being, respectively, the President, the Secretary of Spice, Inc., DO HEREBY CERTIFY:

     FIRST: The name of the corporation is SPICE, INC. (the "Corporation"). It was incorporated under the name Graff Pay-Per-View Inc.

     SECOND: The Certificate of Incorporation of the Corporation was filed by the Department of State on August 21, 1987.

     THIRD: The following was authorized by the Board of Directors: To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the Corporation which may be served on him from Mark & Phillips, 432 Park Avenue South, Suite 1115, New York, NY 10016 to 536 Broadway, 7th Floor, New York, New York 10012.

     IN WITNESS WHEREOF, we have subscribed this certificate on the 29th day of March, 1994 and we affirm the statements contained therein as true under penalties of perjury.

                                                /s/ Mark Graff
                                                ------------------------------
                                                Mark Graff, President


                                                /s/ Robert Ragusa
                                                ------------------------------
                                                Robert Ragusa, Secretary

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                              CERTIFICATE OF MERGER

                                       OF

                                   SPICE, INC.

                                       AND

                        ADAM AND EVE COMMUNICATIONS, INC.

                                      INTO

                                   SPICE, INC.

                Under Section 904 of the Business Corporation Law

     The undersigned, Mark Graff and Daniel J. Barsky, being respectively, the president and secretary of Spice, Inc., a corporation duly organized and existing under and by virtue of the laws of the State of New York, and Phillip
D. Harvey and Nolan Quan, being respectively, the president and secretary of Adam and Eve Communications, Inc., a foreign corporation duly organized and existing under and by virtue of the laws of the State of California do hereby certify and set forth:

          FIRST:   The name of each constituent corporation is as follows:

                      SPICE, INC.    (Spice, Inc. was organized under the name
                                     Graff Pay-Per-View Inc. Its name was
                                     changed to Graff New York Pay-Per-View Inc.
                                     prior to it being changed to its current
                                     name)

                        ADAM AND EVE COMMUNICATIONS, INC.

          SECOND: The name of the surviving corporation is Spice, Inc., a New York corporation.

          THIRD:   The designation, number and voting rights of the outstanding shares of each class and series of the. constituent corporations are as follows:

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     As to Spice, Inc.:

     Class              Series            Voting Rights         Number
     -----              ------            -------------         ------
Common Shares        Not Applicable     One vote per share       200

     As to Adam and Eve Communications, Inc.:

     Class              Series            Voting Rights         Number
     -----              ------            -------------         ------
Common Shares        Not Applicable     One vote per share       1,000

     FOURTH:   There are no amendments or changes to be made in the certificate or incorporation of Spice, Inc.

     FIFTH:    The date when the certificate of incorporation of Spice, Inc. was filed by the Department of State was the 21st day of August, 1987.

     SIXTH:    The jurisdiction of incorporation of Adam and Eve Communications,
Inc. is the State of California, and the date of its incorporation was the 5th day of August, 1993.

     SEVENTH: Adam and Eve Communications, Inc. has not filed an Application for Authority to do business in the State of New York.

     EIGHTH:   The merger was authorized with respect to Spice, Inc. by the written consent of its sole stockholder.

               The merger was authorized with respect to Adam and Eve Communications, Inc. by the written consent of shareholders obtained in accordance with the laws of the State of California, its jurisdiction of incorporation.

     NINTH:    The merger is permitted by the laws of the State of California, being the jurisdiction of the constituent foreign corporation and is in compliance therewith.

                                        2
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     IN WITNESS WHEREOF, we hereunto sign our names and affirm that the statements made herein are true under the penalties of perjury, this 10th day of April, 1995.

                                            SPICE, INC.


                                            /s/ Mark Graff
                                            ----------------------------------
                                            MARK GRAFF, PRESIDENT


                                            /s/ Daniel J. Barsky
                                            ----------------------------------
                                            DANIEL J. BARSKY, SECRETARY


                                            ADAM AND EVE COMMUNICATIONS, INC.


                                            /s/ Philip D. Harvey
                                            ----------------------------------
                                            PHILIP D. HARVEY, PRESIDENT


                                            /s/ Nolan Quan
                                            ----------------------------------
                                            NOLAN QUAN, SECRETARY

                                        3
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                            CERTIFICATE OF AMENDMENT

                         OF CERTIFICATE OF INCORPORATION

                                       OF

                                   SPICE, INC.

                Under Section 805 of the Business Corporation Law

     The undersigned, J. Roger Faherty, being the Chief Executive Officer of SPICE, INC. (the "Corporation"), a corporation organized and existing under and by virtue of the Business Corporation Law of the State of New York ("BCL"), does hereby certify as follows:

     1. The name of the Corporation is Spice, Inc. It was incorporated under the name Graff Pay-Per-View Inc.

     2. The Certificate of Incorporation of the Corporation was filed in the office of the Department of State of New York on the 21st day of August, 1987.

     3. The Certificate of Incorporation of Spice, Inc. is hereby amended pursuant to BCL Section 805 by amending Paragraph FIRST in its entirety as follows:

By striking out the whole of Paragraph FIRST as it now exists and inserting in lieu thereof a new Paragraph FIRST, reading as follows:

     "FIRST:  The name of (the "Corporation") is Spice Networks, Inc.

     4. This amendment to the Certificate of Incorporation was first authorized by the Unanimous Written Consent of the Board of Directors pursuant to BCL Section 708(b) followed by the Written Consent of the Sole Shareholder of the Corporation pursuant to BCL Section 615.

     IN WITNESS WHEREOF, the undersigned, officers of the Corporation, have duly executed this Certificate of Amendment on this 20th day of November, 1996.

                                                SPICE, INC.


                                                By: /s/ J. Roger Faherty
                                                ------------------------------
                                                    J. Roger Faherty,
                                                    Chief Executive Officer


                                                By: /s/ Daniel J. Barsky
                                                ------------------------------
                                                    Daniel J. Barsky, Secretary

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                             CERTIFICATE OF CHANGE

                                       OF

                              SPICE NETWORKS, INC.

               UNDER SECTION 805-A OF THE BUSINESS CORPORATION LAW

     1. The name of the corporation is Spice Networks, Inc. It was incorporated under the name Graff-Pay-Per-View, Inc.

     2. The Certificate of Incorporation of said corporation was filed by the Department of State on the 21st day of August, 1987.

     3. The following was authorized by the Board of Directors on July 29, 1999:

     To change the post office address to which the Secretary of State shall mail a copy of process in any action or proceeding against the corporation which may be served on him from The Corporation, 536 Broadway, 7th Floor, New York, NY 10012 to c/o CT Corporation System, 111 Eighth Avenue, New York, NY 10011.

     To designate CT CORPORATION SYSTEM, 111 Eighth Avenue, New York, NY 10011 as its registered agent in New York upon whom all process against the corporation may be served.

                                                SPICE NETWORKS, INC.


                                                /s/ Howard Shapiro
                                                -------------------------------
                                                Howard Shapiro
                                                Vice President and Secretary